Back to 10-Q	Exhibit 10.10

AMENDMENT NO. 1
TO THE
COORDINATION OF BENEFITS AGREEMENT
BETWEEN
WELLCARE OF GEORGIA, INC.
AND
GEORGIA DEPARTMENT OF COMMUNITY HEALTH

THIS AMENDMENT (“Amendment”) is made by and between the Georgia Department of Community Health (“DCH” or “the State”) and WellCare of Georgia, Inc. (Health Plan) and is made effective upon signature of the Commissioner of DCH. Health Plan and DCH collectively are referred to herein as the “Parties”, and each individually as a “Party”.

WHEREAS, Health Plan and DCH previously entered into a Coordination of Benefits Agreement dated January 1, 2011, (the “Agreement”), pursuant to which the Parties agreed to an arrangement regarding the provision of benefits by Health Plan’s Dual-Eligible Medicare Advantage Special Needs Plan(s) (SNP(s)) within Georgia;

WHEREAS, Health Plan and DCH desire to amend the Agreement to change certain provisions, including the Service Area;

NOW THEREFORE, in consideration of the terms and conditions set forth in this Agreement, the undersigned Parties agree as follows:

1.	Exhibit 1 (Service Area Georgia) of the Agreement shall be deleted in its entirety and replaced with the revised Exhibit 1 (Service Area Georgia) attached to this Amendment.

2.
Conflicts. This Amendment is hereby added to and incorporated into the Agreement by this reference. The terms and conditions set forth in this Amendment will control in the event of any conflict with the terms and conditions set forth in the Agreement. Except as specifically amended hereby, the terms and conditions of the Agreement remain the same.

3.
DCH and Health Plan agree that they have assumed an obligation to perform the covenants, agreements, duties and obligations of the Agreement, as modified and amended herein, and agree to abide by all the provisions, terms, price and conditions contained in the Agreement as modified and amended.

4.
This Amendment shall be binding and inure to the benefit of the parties hereto, their heirs, representatives, successors and assigns. Whenever the provisions of the Amendment and the Agreement are in conflict, the provisions of the Amendment shall take precedence and control.

5.
It is understood by the parties hereto that, if any part, term of provision of this Amendment or the Amendment in its entirety is held to be illegal or in conflict with any law of this State, then DCH, at its sole option, may enforce the remaining unaffected portions or provisions of this Amendment or of the Agreement and the rights and obligations of the parties shall be construed and enforced as if the Agreement or Amendment did not contain the particular part, term or provision held to be invalid.

Amendment COB Agreement 1.11	Page 1 of 3

Back to 10-Q	Exhibit 10.10

6.	This Amendment shall become effective as stated herein and shall remain effective for so long as the Agreement is in effect.

7.	This Amendment shall be construed in accordance with the laws of the State of Georgia.

8.	All other terms and conditions contain in the Agreement and any amendment thereto, not amended by this Amendment, shall remain in full force and effect.

9.
Each Party has had the opportunity to be represented by counsel of its choice in negotiating this Amendment. This Amendment shall therefore be deemed to have been negotiated and prepared at the joint request, direction, and consideration of the Parties, at arms’ length, with the advice and participation of counsel, and will be interpreted in accordance with its terms without favor to any Party.

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT as of the dates appearing under their signatures.

WELLCARE OF GEORGIA, INC. SIGNATURE:    GEORGIA DEPARTMENT OF COMMUNITY
HEALTH SIGNATURE:

By:    /s/ David J. McNichols        /s/ David A. Cook
Signature        Commissioner

David J. McNichols        David A. Cook
Printed Name        Printed Name

Title:    President         Title: Commissioner

Date:    June 8, 2012        Date: 6/22/12

Amendment COB Agreement 1.11	Page 2 of 3

Back to 10-Q	Exhibit 10.10

Exhibit 1

Service Area
Georgia

The following counties define the Services Area covered under this agreement:

Chatham
Cherokee
Clayton
Cobb
Columbia
DeKalb
Douglas
Forsyth
Fulton
Gwinnett
Harris
Henry
Muscogee
Paulding
Richmond
Rockdale
Spalding

Amendment COB Agreement 1.11	Page 3 of 3